SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2017

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                Other Events.

On April 23, 2017, RLJ Lodging Trust, a Maryland real estate investment trust (“RLJ”), RLJ Lodging Trust, L.P., a Delaware limited partnership (the “Operating Partnership”), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of RLJ, Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of the Operating Partnership, FelCor Lodging Trust Incorporated, a Maryland corporation (“FelCor”), and FelCor Lodging Limited Partnership, a Delaware limited partnership, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). On April 24, 2017, RLJ and FelCor issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, RLJ and FelCor will hold a conference call on April 24, 2017 at 8:00 a.m. Eastern Time regarding the proposed transaction during which its management will discuss a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are attached to this Current Report on Form 8-K:

99.1	Joint Press Release issued by RLJ Lodging Trust and FelCor Lodging Trust Incorporated on April 24, 2017
99.2	Investor Presentation Material

Forward Looking Statements

The information presented herein may contain forward looking statements. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which RLJ and FelCor operate and beliefs of and assumptions made by RLJ management and FelCor management, involve significant risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of RLJ or FelCor or the combined company. Words such as “projects,” “will,” “could,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger between FelCor and RLJ, including future financial and operating results, the attractiveness of the value to be received by FelCor stockholders, the attractiveness of the value to be received by RLJ, the combined company’s plans, objectives, expectations and intentions, the timing of future events, anticipated administrative and operating synergies, the anticipated impact of the merger on net debt ratios, cost of capital, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, and descriptions relating to these expectations. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our shareholders, include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in the real estate industry, financial markets and interest rates, or to the business or financial condition of either company or business, (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, (ix) the outcome of claims and litigation involving or affecting either company, (x) applicable regulatory changes, and (xi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by RLJ and FelCor from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10K and 10Q. Neither RLJ nor FelCor, except as required by law, undertakes any duty to update any forward looking statements appearing in this document, whether as a result of new information, future events or otherwise.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Merger Agreement.

In connection with the proposed merger, RLJ expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of RLJ and FelCor that also constitutes a prospectus of RLJ, which joint proxy statement/prospectus will be mailed or otherwise disseminated to RLJ shareholders and FelCor stockholders when it becomes available. RLJ and FelCor also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by RLJ and FelCor with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ’s website at www.rljlodgingtrust.com or by emailing RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor’s website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

RLJ and FelCor and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about RLJ’s executive officers and Trustees in RLJ’s definitive proxy statement filed with the SEC on March 28, 2017 in connection with its 2017 annual meeting of shareholders and in Form 4s of RLJ’s trustees and executive officers filed with the SEC. You can find information about FelCor’s executive officers and directors in FelCor’s preliminary proxy statement filed with the SEC on March 24, 2017 in connection with its 2017 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from RLJ or FelCor using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: April 24, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel

EXHIBIT LIST

Exhibit Number	Description
99.1	Joint Press Release issued by RLJ Lodging Trust and FelCor Lodging Trust Incorporated on April 24, 2017
99.2	Investor Presentation Material